                      Excelsior Venture Investors III, LLC
                       For the Quarter ended July 31, 2003

                      Investor's Return To Date (per unit)

A committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Master Fund from the investments.

                                                         Date           Amount

Initial investment                                    05/11/2001       $ 500.00

Total distributions                                                          --

Current Net Asset Value of Excelsior
Venture Partners III, LLC (a)                                          $ 414.14

Other Net Assets/ (Liabilities) (b)                                       (2.91)

Current Net Asset Value of Excelsior
Venture Investors III, LLC                                             $ 411.23

Total Return (annualized) (c)                                             -8.10%

                        Fund's Return on Capital Invested

Net Internal Rate of Return (IRR) (d)                                    -20.74%

Multiple of Capital Invested (e)                                           0.73x

   Date           Total           Cash (Net      Public      Private       Limited      Cumulative
             Investment Value  of Liabilities)  Securities  Securities   Partnerships  Distributions
     5/01          500.00          500.00         0.00          0.00         0.00          0.00
    10/01          495.99          411.71         0.00         82.99         1.29          0.00
    10/02          469.14          283.71         0.00        180.29         5.14          0.00
     7/03          411.23          226.07         0.00        179.05         9.29          0.00

Third Quarter 2003 Report for Excelsior Venture Investors III, LLC

Excelsior Venture Investors III, LLC has invested substantially all of its $94.6 million of investors' capital, net of offering costs, in Excelsior Venture Partners III, LLC ("EVP III" or the "Master Fund"), a master fund with $146.1 million in assets, net of offering costs. As of July 31, 2003, the Master Fund has committed 62% and invested 51% of the initial capital raised.

An investor's total return was -5.06% for the quarter. Since inception, the fund's annualized return is -8.42% and its cumulative return is -17.75%.

Portfolio Developments

Direct Investments

Excelsior Venture Partners III participated in several follow-on financings this quarter:

.. The Master Fund invested $443,787 in a bridge loan to Genoptix, Inc., a developer and designer of the first laser-based platform for analyzing, sorting and manipulating living cells without the need for any dyes or labels.

.. The Master Fund invested $1 million in the Series B round of Ethertronics, Inc. Ethertronics is a developer of high performance, embedded antennas for mobile device market.

.. The Master Fund invested $3 million in the Series 2 round of Monterey Design Sytems, Inc., a developer of advanced development tools for the semiconductor industry.

Fund Investments

The Master Fund did not make additional commitments to third party funds this quarter; however, did make capital contributions to each of the limited partnership investments in the portfolio.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. This summary is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any security, investment, or fund, nor does it contend to address the financial objectives, situation or specific needs of any individual reader. Likewise, the information presented does not constitute, and should not be construed as, investment advice or recommendations with respect to the securities mentioned. Past performance is no guarantee of future results. U.S. Trust Corporation is a wholly owned subsidiary of The Charles Schwab Corporation. Additional information is available upon request.

                      Excelsior Venture Investors III, LLC
          Summary of the Master Fund's Investments as of July 31, 2003

                                                                                                                     Carrying
                                                                                            Original      Carrying      Value   % of
Private Companies                   Business Description                                        Cost         Value  per Share    NAV
                                                                                           ---------     ---------  ---------  -----
Adeza Biomedical Corp.              Developer of diagnostic products and services
                                     for women's reproductive healthcare               $   3,000,000 $   3,000,000    $ 10.16  2.45%
Ancile Pharmaceuticals, Inc.        Developer and manufacturer of prescription
                                     branded botanical drugs for chronic disease
                                     conditions                                            3,850,000           ---        ---  0.00%
Archemix Corp.                      Developer of acid nucleic-based biotherapeutics
                                     and drug discovery tools                              1,314,285     1,314,285       4.45  1.07%
Cenquest, Inc.                      Intermediary provider of accredited business
                                     and management degree programs                        2,000,000           ---        ---  0.00%
Ethertronics, Inc.                  Developer of high performance, embedded antennas
                                     for mobile device market                              5,650,000     5,650,000      19.14  4.62%
Genoptix, Inc.                      Developer and designer of the first laser-based
                                     platform for analyzing, sorting and manipulating
                                     living cells without the need for any dyes or
                                     labels                                                2,943,787     1,697,287       5.75  1.39%
Gyration, Inc.                      Provider of hardware and software solutions for
                                     business communication, PC and gaming markets         4,000,000     4,000,000      13.55  3.27%
LightConnect, Inc.                  Designer and manufacturer of dynamic optical
                                     components for network applications                   5,992,000     1,940,563       6.57  1.59%
LogicLibrary, Inc.                  Provider of software asset management solutions
                                     enabling rapid application assembly                   2,000,000     2,000,000       6.77  1.63%
MIDAS Vision Systems, Inc.          Developer of automated optical inspection
                                     systems for advanced substrates and
                                     microelectronics packaging industries                 5,054,960     1,548,361       5.24  1.27%
Monterey Design Systems, Inc.       Developer of advanced development tools for the
                                     semiconductor industry                                7,750,000     6,600,000      22.36  5.39%
NanoOpto Corp.                      Designer, manufacturer and marketer of integrated
                                     optical components using nanotechnology
                                     manufacturing platforms                               2,231,212       892,454       3.02  0.73%
NetLogic Microsystems, Inc.         Developer of advanced network search engines           5,000,000     5,000,000      16.94  4.09%
OpVista, Inc.                       Developer of bandwidth enhancing optical
                                     networking solutions                                  4,000,000       800,000       2.71  0.65%
Pilot Software Acquisition Corp.    Provider of business analysis solutions                4,000,000     4,000,000      13.55  3.27%
Senomyx, Inc.                       Developer of proprietary flavor and fragrance
                                     molecules for the food, beverage, cosmetic and
                                     pharmaceutical industries                             1,500,000     1,500,000       5.08  1.23%
Silverback Systems, Inc.            Provider of silicon and software solutions that
                                     enable IP based storage area networks and data
                                     center systems                                        2,915,615     2,915,615       9.88  2.38%
Tensys Medical, Inc.                Developer of non-invasive arterial blood pressure
                                     monitoring systems                                    5,000,000     5,000,000      16.94  4.09%
Virtual Silicon Technology, Inc.    Supplier of semiconductor intellectual property
                                     and process technology to manufacturers and
                                     designersof systems-on-chip                           5,000,000     5,000,000      16.94  4.09%
                                                                                       ------------- -------------   -------- -----
                                                              Private Companies Total  $  73,201,859 $  52,858,565   $ 179.05 43.21%

Limited Partnerships

Advanced Technology Ventures VII,   Varied-stage information technology,
                                     communications and life sciences companies        $     600,000 $     487,023   $   1.65  0.40%
Burrll Life Sciences Capital Fund,  Varied-stage life sciences companies                     300,000       235,389       0.80  0.19%
CHL Medical Partners II, L.P.       Start up and early stage medical technology and
                                     life sciences companies                                 490,000       432,840       1.47  0.35%
Morgenthaler Partners VII, L.P.     Varied-stage information technology,
                                     communications and life sciences companies              750,000       610,735       2.07  0.50%
Prospect Venture Partners II, L.P.  Varied-stage life sciences companies                     915,429       737,861       2.50  0.60%
Tallwood II, L.P.                   Early-stage information technology companies             300,000       238,802       0.81  0.20%
                                                                                       ------------- -------------   -------- -----
                                                           Limited Partnerships Total  $   3,355,429 $   2,742,650   $   9.29  2.24%

                                                        Total Current Investments (e)  $  76,557,288 $  55,601,215   $ 188.34  45.4%
                                                                                                                                0.0%

                                            Cash and Equivalents (Net of Liabilities)     66,736,854    66,736,854     226.07  54.6%
                                                                                       ------------- -------------   -------- -----
                                          Investment Total/Net Asset Value of EVP III  $ 143,294,142 $ 122,338,069   $ 414.41 100.0%
                                                                                       ============= =============   ======== =====

  This material may only be presented to members of Excelsior Venture Investors
                                    III, LLC

                      Excelsior Venture Investors III, LLC
                                  (the "Fund")

a) Current Net Asset Value: The value of the Master Fund's assets as determined by the Investment Adviser and a committee of the Board less the Master Fund's liabilities, including an accrual for the incentive fees payable to the Investment Adviser, divided by the number of outstanding shares. In valuing the Master Fund's assets, securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price will be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser or a committee of the Board under the supervision of the Board pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less are valued at amortized cost.

     The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the "private market" or "appraisal" method of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the company such as earnings, net worth, reliable private sale prices of the company's securities, the market prices for similar securities of comparable companies, an assessment of the company's future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Master Fund from the investments.

b) Other Net Assets/(Liabilities): Includes a reserve established for the payment of a per annum fee of 0.1% of net assets of the Fund that are not represented by the Fund's investment in the Master Fund. Other net assets/(liabilities) specific to the Fund are also reflected.

c) Total Return (annualized): Reflects the total investment value (NAV plus cumulative distributions) as an annualized percentage of the share cost.

d) Net IRR (Internal Rate of Return): The annual rate of return that equates the cashflows and current carrying value of the Master Fund's holdings, net of accrued incentive fees, to the original capital invested. The calculation does not include cash that has been invested in money market type instruments, nor any other fees associated with the Master Fund.

e) Multiple of Capital Invested: The sum of realized proceeds and current carrying value of the Master Fund's holdings divided by the original capital invested. The calculation does not include cash that has been invested in money market type instruments, nor any fee associated with the Master Fund.

f) Total Current Investments: The current total value of investments held by the Master Fund as determined by the Managing Investment Adviser and a valuation committee of the Board, excluding cash and cash equivalents.

      This material may only be presented to members of Excelsior Venture
                              Investors III, LLC.